SUPPLEMENT DATED JANUARY 31, 2024 TO THE CURRENT
SUMMARY AND STATUTORY PROSPECTUSES FOR:
Invesco Small Cap Value Fund
(the “Fund”)
This supplement amends the Summary and Statutory Prospectuses for the above referenced Fund and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and retain it for future reference.
The Fund will close to new investors, other than in the circumstances outlined below, effective as of the open of business on April 1, 2024.
The following sentences are added to the front cover of the Summary Prospectus:
As of the open of business on April 1, 2024, the Fund will limit public sales of its shares to certain investors. Please see the ‘Other Information – Limited Fund Offering’ section of the Statutory Prospectus for further information.
The following sentence is added on the front cover of the Statutory Prospectus:
As of the open of business on April 1, 2024, the Fund will limit public sales of its shares to certain investors.
The following information is added under the heading “Other Information” of the Statutory Prospectus:
Limited Fund Offering
Effective as of the open of business on April 1, 2024, the Fund will close to all new investors, except in the limited circumstances described below. Investors should note that the Fund reserves the right to refuse any order that might disrupt the efficient management of the Fund.
Investors who were invested in the Fund before March 29, 2024, may continue to make additional purchases and exchanges in their accounts. During this limited offering, the Fund reserves the right, in its discretion, to accept purchases and exchanges: from certain investors which may include, among others, corporations, endowments, foundations and insurance companies; from registered investment advisor (RIA) or bank trust firms with eligible assets described above that launch a new offering platform or move assets from an existing platform to a new platform; and in other limited circumstances after a determination by the Adviser that such action is not detrimental to the Fund and its shareholders. The Fund reserves the right to change this policy at any time.
Any Employer Sponsored Retirement and Benefit Plan or its affiliated plans may continue to make additional purchases and exchanges of Fund shares and may add new accounts at the plan level that may purchase Fund shares if the Employer Sponsored Retirement and Benefit Plan or its affiliated plan had invested in the Fund before March 29, 2024. Existing RIA and bank trust firms that have an investment allocation to the Fund in a fee-based, wrap or advisory account, can continue to add new clients, purchase shares, and exchange into the Fund. The Fund will not be available to new RIA and bank trust firms. The Fund may also accept investments by 529 college savings plans managed by the Adviser during this limited offering.
The Fund may resume sale of shares to new investors on a future date if the Adviser determines it is appropriate.
VK-SCV-SUMSTAT-SUP 013124